PAGE 1
KEYSTONE STRATEGIC GROWTH FUND (K-2)

Dear Shareholders:

(Photo of         We have pleasant news to share with you in this report.
William M.         The U.S. stock market delivered exceptionally strong
Ennis appears    performance during the 12 months that ended on September 30,
here)            1997. Investors in Keystone Strategic Growth Fund (K-2)
                 certainly had the opportunity to participate in this pleasant experience.
                   Riding a friendly, rising tide of moderate growth and modest inflation, the stock market rose higher and higher, with the steady ascent interrupted just briefly for pauses in the late winter and late summer of 1997.

                 MARKET LEADERSHIP
                 The 12 months from October 1, 1996 through September 30, 1997 were especially rewarding for the biggest of the largest capitalization companies. Stocks of the largest companies,
WILLIAM M. ENNIS particularly those with strong positions in the global markets, tended to be the market leaders. Funds, such as Keystone Strategic Growth Fund (K-2), that emphasized these stocks did very well, some delivering total returns of 40% or more for the 12-month period.
  It is important to keep these returns in perspective, however, and not use the performance over the past year as a basis for future expectations.

MARKET CYCLES
History has shown that the markets move in cycles, and one year's performance does not often indicate the following year's performance. History also has taught us, however, that over longer periods of time, the winning investment strategies are those that have consistent disciplines and that remain faithful to those disciplines, even during periodic market slumps.
  At Evergreen Funds, we encourage you to remain focused on your long-term goals and to remain disciplined in your personal investment strategies. No one can confidently say whether next year's market or the following year's market will be as rewarding as last year's market. We can say, however, that the most likely winners in the long run are those who consistently follow long-term investment strategies.

UPCOMING DEVELOPMENTS
In the next few weeks and months, you will begin to see some changes which we believe will enhance the investment experience of shareholders of Keystone Funds and Evergreen Funds.
  You are scheduled to receive a proxy statement explaining a number of proposed changes. Among these are proposals that would give shareholders of Keystone Funds exchange privileges with a wide range of investment choices in the Evergreen Funds family and that would introduce multiple classes for many traditional Keystone Funds. This latter proposal may bring lower expenses for many long-term fund shareholders. As part of these changes, all Keystone Funds would become part of the Evergreen Fund family and be renamed as Evergreen Funds early in 1998.

                                 -- CONTINUED--

PAGE 2
KEYSTONE STRATEGIC GROWTH FUND (K-2)

  We have made these proposals after very serious consideration. We encourage you to consider them carefully when you receive the proxy.
  If you have any questions about these or other issues affecting your investments, please consult your financial adviser or call Evergreen Funds at 1-800-343-2898.

Sincerely,

/s/ William M. Ennis

William M. Ennis
MANAGING DIRECTOR

November, 1997

                               A Discussion With
                               Your Fund Manager

   MAUREEN E. CULLINANE IS SENIOR PORTFOLIO MANAGER OF YOUR FUND. A CHARTERED FINANCIAL ANALYST, MS. CULLINANE HAS MORE THAN 20 YEARS OF INVESTMENT EXPERIENCE. SHE RECEIVED BA AND MA DEGREES FROM EMMANUEL COLLEGE WITH POST-GRADUATE STUDY AT THE UNIVERSITE DE PARIS. SHE HOLDS AN MBA FROM BOSTON UNIVERSITY. MS. CULLINANE FOCUSES ON SELECTING COMPANIES WITH FAVORABLE EARNINGS POTENTIAL.

Q HOW DID THE FUND PERFORM DURING THE TWELVE-MONTH PERIOD THAT ENDED SEPTEMBER 30, 1997?

A For the twelve-months, the Fund's total return was 40.3%. This return outpaced your Fund's benchmark, the Standard & Poor's 500 Index (S&P 500), a highly followed stock index composed of 500 common stocks, which returned 37.4% for the same period. Your Fund's performance reflected the strong returns of the U.S. market in general and large U.S. companies in particular. During the fiscal year, we focused investments on multinational companies that were benefitting from strong competitive positions in the global economy.

Q WHAT WAS THE ECONOMIC ENVIRONMENT LIKE DURING THE TWELVE-MONTH PERIOD THAT ENDED SEPTEMBER 30, 1997?

A The economic environment was positive for stocks during the twelve months. Economic growth was moderate, inflation remained under control, and interest rates, despite some short-term fluctuations, were relatively stable. Against this backdrop, stocks generated strong gains. For most of the twelve months, the stocks of large U.S. corporations continued to be market leaders-- a position they have held for more than two years. During the last three months of the period large company stock prices began to decline, and small- and mid-size company stocks began to gain ground.

Q HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

A We emphasized large, established companies that have proven records of consistent earnings growth. We diversified the portfolio's holdings across several industries and economic sectors. Many of the companies in which we invested are household names. For example, Warner Lambert, General Electric, Motorola, Microsoft and American Express are among your Fund's top ten holdings.

Q WHY DID LARGE COMPANY STOCKS PERFORM WELL?

A During the past decade, many large companies have made significant capital investments, especially in technology, which have increased their productivity. At the same time, many companies have undergone restructuring and cost-cutting programs. The result is that U.S. industry has become more competitive on a worldwide basis, and many American companies have become world leaders.

PAGE 4
KEYSTONE STRATEGIC GROWTH FUND (K-2)

TOP 10 HOLDINGS

AS OF SEPTEMBER 30, 1997

                                                  PERCENTAGE OF
COMPANY             INDUSTRY                       NET ASSETS
Warner Lambert      Pharmaceuticals                     3.2%
General Electric    Electrical Equipment &
                    Services                            2.8%
EMC Corp.           Office Equipment & Supplies         2.7%
Travelers Group     Finance & Insurance                 2.2%
Motorola, Inc.      Telecommunications Services
                    & Equipment                         2.2%
Microsoft           Information Services &
                    Technology                          2.1%
Texas Instruments   Electronics                         2.0%
U.S. Filter         Environmental Services              1.9%
American Express    Finance & Insurance                 1.8%
Pfizer              Pharmaceuticals                     1.8%

Q HAVEN'T SMALL- AND MID-SIZED COMPANY STOCKS PERFORMED WELL, TOO?

A After lagging large companies for more than a year, smaller company stocks began to rally during the last six months of the period. Since then, smaller company stocks have provided excellent returns, with some outpacing larger-company stocks. While the portfolio was composed mostly of large companies, we added selected small company stocks, when they met our investment criteria for accelerating earnings growth, strong management, and market leadership. In addition, the Fund "inherited" a number of smaller company stocks, when it merged with Keystone Mid-Cap Growth Fund (S-3) in July. Because we believed that selected smaller companies that were part of Mid-Cap Growth Fund had the potential to generate strong returns, we kept them in the portfolio.

Q DID YOU INVEST IN FOREIGN STOCKS?

A Throughout the twelve months, we kept the foreign exposure in the Fund to 10% to 15% of net assets. We held stocks in Japan, Britain and Latin America during the year; however, on September 30, 1997, the Fund's foreign component was primarily composed of large Brazilian and Mexican companies. In Brazil we favored Telebras, the largest telephone utilities company, and in Mexico, we invested in Panamerican Beverages, Latin America's largest soft drink bottling company.

TOP FIVE INDUSTRIES

AS OF SEPTEMBER 30, 1997

                                                PERCENTAGE OF
INDUSTRY                                         NET ASSETS
Banks                                                9.5%
Finance & Insurance                                  9.1%
Pharmaceuticals                                      7.4%
Oil Field Service                                    6.4%
Food & Beverage Products                             6.3%

Q AT 18.6% ON SEPTEMBER 30, 1997, FINANCE STOCKS ACCOUNTED FOR THE LARGEST PORTION OF THE FUND'S NET ASSETS. WHY WERE THESE STOCKS ATTRACTIVE?

A When we refer to finance stocks, we include banks, insurance companies and other financial institutions. Within this group, banks have rebounded from the early 1990s, a period in which many financial institutions were crippled by bad loans. Financial companies (banks in particular) have ridden a wave of mergers, low interest rates and productivity-enhancing technology to outstanding gains. We invested in large banks, such as BankBoston, and smaller institutions such as Coast Savings, a California savings and loan. Among other financial institutions, we favored American Express, which is benefitting from increased demand for credit card, travel and financial services. In the insurance area, we added Travelers to the portfolio, a company that is expanding its base of business through acquisitions.

Travelers owns Smith Barney brokerage and will acquire Salomon Brothers, a move that should increase the company's global presence.

Q WHAT OTHER TYPES OF COMPANIES CONTRIBUTED TO THE FUND'S PERFORMANCE?

A Pharmaceutical stocks, which accounted for 7.4% of net assets on September 30, 1997, were strong performers. In fact, 3.2% of assets was invested in Warner Lambert, your Fund's largest holding. In selecting pharmaceutical stocks, we favored companies with strong product pipelines and the ability to develop and introduce successful new products over time.

Q WHERE ELSE DID YOU FIND OPPORTUNITY?

A We built up the Fund's position in the oil field services area, which composed 6.4% of the portfolio on September 30, 1997. Oil field services companies supply major oil and gas companies with the drilling rigs, boats and other equipment needed to explore and produce oil and gas. Oil field services companies are benefitting from a strong growth trend in exploration that has been triggered by dwindling reserves and increased worldwide energy demand.

Q WHAT IS YOUR OUTLOOK?

A We continue to have a positive outlook for the stock market and your Fund over the long term. We expect economic fundamentals-- healthy economic growth, low inflation, relatively stable interest rates and solid corporate profits-- to support this favorable position over the long term.
  A word of caution is in order, however. The extraordinarily positive environment for stock investing cannot continue indefinitely, and we believe mutual fund investors should moderate their expectations about future returns. In particular, they should not expect a repeat of the extremely impressive returns of the past 12 months. Moreover, it would not be unusual if at some point the market experiences a major correction in stock prices. These corrections, while very painful when they occur, are normal events in market cycles. Investors experiencing them should remind themselves of their long-term objectives and not be overly influenced by short-term events.

                          (Diamond appears here)

          THIS COLUMN IS INTENDED TO ANSWER QUESTIONS ABOUT YOUR FUND.
        IF YOU HAVE A QUESTION YOU WOULD LIKE ANSWERED, PLEASE WRITE TO:
                      EVERGREEN INVESTMENT SERVICES, INC.
                        ATTN: SHAREHOLDER COMMUNICATIONS
                      201 SOUTH COLLEGE STREET, SUITE 600
                           CHARLOTTE, N.C. 28288-0969

PAGE 6
KEYSTONE STRATEGIC GROWTH FUND (K-2)

                            Growth of an Investment

(Chart appears here with the following information:

Growth of an investment in
Keystone Strategic Growth Fund (K-2)

In Thousands  September 30, 1987 through September 30, 1997

                       9/87 9/88 9/89 9/90 9/91 9/92 9/93 9/94 9/95 9/96 9/97

Dividend Reinvestment   (Customer to fill in plot points)
Initial Investment

A $10,000 investment in Keystone Strategic Growth Fund (K-2) made on September 30, 1987 with all distributions reinvested was worth $30,396 on September 30, 1997. Past performance is no guarantee of future results.


[CAPTION]

HISTORICAL PERFORMANCE          AS OF SEPTEMBER 30, 1997
CUMULATIVE TOTAL RETURN
1 year w/o sales charge                             40.33%
1 year w/sales charge*                              37.33%
5 years                                            135.98%
10 years                                           203.96%

AVERAGE ANNUAL TOTAL RETURN
1 year w/o sales charge                             40.33%
1 year w/sales charge*                              37.33%
5 years                                             18.73%
10 years                                            11.76%

*THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 3.0%.


(Chart appears here with the following information:

Comparison of change in value of a $10,000 investment in Keystone Strategic Growth Fund (K-2), the Standard & Poors 500 Index, and the Consumer Price Index.

In Thousands  September 30, 1987 through September 30, 1997

               9/87 9/88 9/89 9/90 9/91 9/92 9/93 9/94 9/95 9/96 9/97

Fund Shares    (Customer to fill in plot points)

CPI

S&P 500

Past performance is no guarantee of future results. The Standard & Poors 500 Index is an unmanaged market index. This index does not include transaction costs associated with buying and selling securities nor any management fees. The Consumer Price Index is from September 30, 1997.

SCHEDULE OF INVESTMENTS-- SEPTEMBER 30, 1997

[CAPTION]

  SHARES                                              VALUE
COMMON STOCKS-- 93.7%
                   AEROSPACE-- 0.5%
    240,000   *    Loral Space & Communications..  $  4,950,000
                   AUTOMOTIVE EQUIPMENT &
                   MANUFACTURING-- 0.6%
     15,400        Dana Corp.....................       760,375
     75,000        Goodyear Tire & Rubber Co.....     5,156,250
                                                      5,916,625
                   BANKS-- 8.8%
    117,800        BankAmerica Corp..............     8,636,213
    136,700        BankBoston Corp...............    12,089,406
    120,000   *    Coast Savings Financial,
                     Inc.........................     6,292,500
    120,000        First American Corporation of
                     Tennessee...................     5,883,750
    200,000        Firstar Corp..................     7,250,000
    235,000        Greenpoint Financial Corp.....    14,893,125
  1,837,000   *    Grupo Financiero Banamex
                     Accival SA..................     5,792,342
    120,000        Northern Trust Corp...........     7,087,500
    135,000        TCF Financial Corp............     7,889,063
     55,800        Westamerica Bancorp...........     4,868,550
                                                     80,682,449
                   BUILDING, CONSTRUCTION &
                   FURNISHINGS-- 1.7%
    730,000        Cemex SA......................     4,378,121
    193,000   *    Furniture Brands
                     International, Inc..........     3,642,875
    265,000        Sherwin Williams Company......     7,800,937
                                                     15,821,933
                   BUSINESS EQUIPMENT &
                   SERVICES-- 3.1%
    150,000        G & K Services................     5,240,625
    260,000        Paychex, Inc..................     9,075,625
    122,300        Stewart Enterprises, Inc......     5,342,981
    213,000   *    Thermo Electron Corp..........     8,520,000
                                                     28,179,231
                   CAPITAL GOODS-- 1.8%
    110,000        Case Corp.....................     7,328,750
    170,000        Caterpillar, Inc..............     9,169,375
                                                     16,498,125
                   CHEMICAL & AGRICULTURAL
                   PRODUCTS-- 0.8%
    120,000        Du Pont (E. I.) De Nemours &
                     Co..........................     7,387,500
  SHARES                                              VALUE
COMMON STOCKS-- CONTINUED
                   CONSUMER PRODUCTS &
                   SERVICES-- 1.7%
    100,000        Sony Corp.....................  $  9,447,253
     98,800        Whirlpool Corp................     6,551,675
                                                     15,998,928
                   DIVERSIFIED COMPANIES-- 3.2%
    200,000        Allied Signal, Inc............     8,500,000
    232,300   *    Desc S.A. de C.V., ADR........     9,698,525
    135,800        Tyco International Limited....    11,144,088
                                                     29,342,613
                   ELECTRICAL EQUIPMENT &
                   SERVICES-- 4.0%
    380,000        General Electric Co...........    25,863,750
    420,000        Westinghouse Electric Corp....    11,366,250
                                                     37,230,000
                   ELECTRONICS-- 4.6%
    300,000   *    Analog Devices, Inc...........    10,050,000
    150,000        Intel Corp....................    13,860,938
    135,000        Texas Instruments, Inc........    18,241,875
                                                     42,152,813
                   ENVIRONMENTAL SERVICES-- 3.4%
    404,300   *    U.S. Filter Corp..............    17,410,169
    345,000   *    USA Waste Services, Inc.......    13,756,875
                                                     31,167,044
                   FINANCE & INSURANCE-- 9.1%
    195,000        Allmerica Financial Corp......     8,567,813
    202,500        American Express Company......    16,579,687
    105,000        American International Group,
                     Inc.........................    10,834,687
    160,000   *    Concord EFS, Inc..............     4,310,000
    100,000        SLM Holding Corp..............    15,450,000
    195,000        SunAmerica, Inc...............     7,641,563
    295,000        Travelers Group, Inc..........    20,133,750
                                                     83,517,500
                   FOOD & BEVERAGE PRODUCTS-- 6.3%
    155,000        Coca Cola Co. (The)...........     9,445,313
    144,000        Coca Cola Enterprises, Inc....     3,879,000
    450,000        Flowers Industries, Inc.......     9,168,750
    410,000        Panamerican Beverages, Inc.,
                     ADR.........................    16,015,625
    330,000        Pepsico, Inc..................    13,385,625
    150,000        Philip Morris Companies,
                     Inc.........................     6,234,375
                                                     58,128,688

PAGE 8
KEYSTONE STRATEGIC GROWTH FUND (K-2)

SCHEDULE OF INVESTMENTS-- SEPTEMBER 30, 1997

  SHARES                                              VALUE
COMMON STOCKS-- CONTINUED
                   HEALTHCARE PRODUCTS &
                   SERVICES-- 3.6%
     57,700        Cardinal Health, Inc..........  $  4,096,700
    250,000        HBO & Co......................     9,421,875
    187,600   *    Health Care & Retirement
                     Corp........................     6,976,375
    490,000   *    HEALTHSOUTH Corp..............    13,076,875
                                                     33,571,825
                   INFORMATION SERVICES &
                   TECHNOLOGY-- 3.0%
    130,000   *    BMC Software, Inc.............     8,413,437
    146,300   *    Microsoft Corp................    19,361,891
                                                     27,775,328
                   LEISURE & TOURISM-- 1.6%
    195,000   *    HFS, Inc......................    14,515,313
                   METAL PRODUCTS & SERVICES-- 0.7%
     75,000        Aluminum Co. of America.......     6,150,000
                   NATURAL GAS-- 2.4%
    200,000        Anadarko Petroleum Corp.......    14,362,500
    200,000   *    United Meridian Corp..........     7,350,000
                                                     21,712,500
                   OFFICE EQUIPMENT & SUPPLIES-- 5.0%
    425,100   *    EMC Corp......................    24,815,212
    105,000        Hewlett-Packard Co............     7,304,063
    130,000        International Business
                     Machines Corp...............    13,771,875
                                                     45,891,150
                   OIL-- 4.5%
     90,000        Amoco Corp....................     8,673,750
    215,000        Exxon Corp....................    13,773,437
     80,000        Mobil Corp....................     5,920,000
    220,000        Texaco, Inc...................    13,516,250
                                                     41,883,437
                   OIL FIELD SERVICES-- 6.4%
    162,000   *    BJ Services Company...........    12,028,500
    165,400        Diamond Offshore Drilling,
                     Inc.........................     9,128,012
    320,000   *    ENSCO International, Inc......    12,620,000
    420,000   *    Falcon Drilling...............    14,831,250
    190,000        Halliburton Co................     9,880,000
                                                     58,487,762
                   PHARMACEUTICALS-- 7.4%
    110,200        American Home Products Corp...     8,044,600
    120,000        Lilly (Eli) & Co..............    14,452,500
  SHARES                                              VALUE
COMMON STOCKS-- CONTINUED
                   PHARMACEUTICALS-- CONTINUED
    272,500        Pfizer, Inc...................  $ 16,367,031
    215,000        Warner-Lambert Co.............    29,011,563
                                                     67,875,694
                   PUBLISHING, BROADCASTING &
                   ENTERTAINMENT-- 0.8%
     56,719   *    Wolters Kluwer NV.............     7,648,786
                   RETAILING & WHOLESALE-- 4.1%
    262,500        Dollar General Corp...........     8,941,406
    195,000   *    Kohl's Corp...................    13,845,000
    400,000        Wal-Mart Stores, Inc..........    14,650,000
                                                     37,436,406
                   TELECOMMUNICATION SERVICES &
                   EQUIPMENT-- 4.0%
    115,000   *    Cisco Systems, Inc............     8,405,781
    200,000   *    Iridium World Communications..     8,250,000
    280,000        Motorola, Inc.................    20,125,000
                                                     36,780,781
                   UTILITIES-- TELEPHONE-- 0.6%
     45,000        Telecomunicacoes Brasileiras
                     SA ("Telebras") ADR.........     5,793,750
                   TOTAL COMMON STOCKS
                     (COST $621,316,331).........   862,496,181
PREFERRED STOCKS-- 2.3%
                   BANKS-- 0.7%
645,300,000        Banco Bradesco SA.............     6,803,172
                   METAL PRODUCTS & SERVICES-- 0.7%
    180,000        Compania Vale do Rio Doce
                     Navagacao SA Rights.........            17
    260,000        Compania Vale do Rio Doce
                     Navegacao SA................     6,357,903
                                                      6,357,920
                   OIL-- 0.6%
 17,000,000        Petroleo Brasileiro SA........     4,841,404
                   UTILITIES-- TELEPHONE-- 0.3%
  8,000,000   *    Telecomunicacoes de Sao
                     Paulo S.A...................     2,439,030
    348,622        Telecomunicacoes de Sao
                     Paulo SA Rights.............       100,238
                                                      2,539,268
                   TOTAL PREFERRED STOCKS
                     (COST $17,225,793)..........    20,541,764

SCHEDULE OF INVESTMENTS-- SEPTEMBER 30, 1997

 PRINCIPAL
  AMOUNT                                              VALUE
REPURCHASE AGREEMENT-- 4.8%
$43,935,000        Keystone Repurchase Agreement,
                     investment in a joint
                     trading account, purchased
                     9/30/97, 6.15%, maturing
                     10/1/97
                     (cost, $43,935,000; maturity
                     value $43,942,506) (a)......  $ 43,935,000

TOTAL INVESTMENTS--
  (COST $682,477,124)..................... 100.8%    926,972,945
OTHER ASSETS AND
  LIABILITIES-- NET....................... (0.8)      (6,992,212)
NET ASSETS................................ 100.0 %  $919,980,733

*   Non-income producing securities.
(a) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at September 30, 1997.
ADR American Depository Receipts
NV  Naamloze Veunootschap (Dutch Corporation)
SA  Sociedad Anonyme (Spanish Corporation)

FORWARD FOREIGN CURRENCY CONTRACTS

Forward Foreign Currency Exchange Contracts to Sell:
                                                                                                                 NET
      EXCHANGE                                                           U.S. VALUE AT       IN EXCHANGE      UNREALIZED
        DATE           CONTRACTS TO DELIVER                            SEPTEMBER 30, 1997    FOR U.S. $      APPRECIATION
10/28/97               435,328,000 Japanese Yen                            $3,622,831        $3,800,000        $177,169

GEOGRAPHIC DIVERSIFICATION

The Fund may invest in securities principally traded in markets outside the United States. While investment in such securities is intended to reduce risk by providing further diversification, foreign investments involve sovereign risk in addition to the credit and market risks normally associated with domestic securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. At September 30, 1997, the Fund had investments, excluding short-term investments, in the following countries:

                                                                          MARKET       PERCENT OF
COUNTRY                                                                   VALUE        NET ASSETS
United States.......................................................   $796,042,291       86.5%
Brazil..............................................................     26,335,514        2.9%
Netherlands.........................................................      7,648,786        0.8%
Bermuda.............................................................      8,250,000        0.9%
Japan...............................................................      9,447,253        1.0%
Mexico..............................................................     35,314,101        3.9%
                                                                       $883,037,945       96.0%

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 10
KEYSTONE STRATEGIC GROWTH FUND (K-2)

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      ELEVEN-MONTH
                                                                      PERIOD ENDED                  YEAR ENDED OCTOBER 31,
                                                                SEPTEMBER 30, 1997 (A)(D)     1996       1995      1994      1993
NET ASSET VALUE BEGINNING OF PERIOD                                      $  8.68             $  8.05    $ 7.54    $ 9.00    $ 7.60
Income from investment operations
Net investment income (loss)                                                0.01               (0.04)    (0.02)        0     (0.06)
Net realized and unrealized gain (loss) on investments
  and foreign currency related transactions                                 2.96                1.04      1.13      0.23      1.89
Total from investment operations                                            2.97                1.00      1.11      0.23      1.83
LESS DISTRIBUTIONS:
From net investment income                                                     0               (0.01)        0         0         0
In excess of net investment income                                             0                   0         0         0     (0.03)
Net realized gain on investments and foreign currency related
  transactions                                                             (1.04)              (0.36)    (0.60)    (1.66)    (0.40)
In excess of net realized gain on investments and foreign
  currency related transactions                                                0                   0         0     (0.03)        0
Total distributions                                                        (1.04)              (0.37)    (0.60)    (1.69)    (0.43)
NET ASSET VALUE END OF PERIOD                                            $ 10.61             $  8.68    $ 8.05    $ 7.54    $ 9.00
TOTAL RETURN (B)                                                           37.74%              12.95%    15.05%     3.55%    24.97%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                                            1.19%(c)            1.91%     2.01%     1.73%     1.83%
  Total expenses, excluding indirectly paid expenses                        1.18%(c)            1.90%     2.00%      N/A       N/A
  Net investment income (loss)                                              0.12%(c)           (0.48%)   (0.25%)   (0.17%)   (0.57%)
PORTFOLIO TURNOVER RATE                                                       71%                156%      140%       68%       65%
AVERAGE COMMISSION RATE PAID PER SHARE                                   $0.0222             $0.0042       N/A       N/A       N/A
NET ASSETS END OF PERIOD (MILLIONS)                                      $   920             $   497    $  492    $  417    $  404

                                                                                         YEAR ENDED OCTOBER 31,
                                                                         1992      1991      1990      1989      1988      1987
NET ASSET VALUE BEGINNING OF PERIOD                                     $ 8.18    $ 6.52    $ 7.67    $ 6.53    $ 7.55    $ 9.13
Income from investment operations
Net investment income (loss)                                             (0.01)     0.08      0.08      0.16      0.18      0.02
Net realized and unrealized gain (loss) on investments
  and foreign currency related transactions                               0.42      2.24     (0.80)     1.21      0.19      0.04
Total from investment operations                                          0.41      2.32     (0.72)     1.37      0.37      0.06
LESS DISTRIBUTIONS:
From net investment income                                               (0.01)    (0.16)    (0.18)    (0.18)    (0.14)    (0.13)
In excess of net investment income                                       (0.05)        0         0         0         0         0
Net realized gain on investments and foreign currency related
  transactions                                                           (0.93)    (0.50)    (0.25)    (0.05)    (1.25)    (1.51)
In excess of net realized gain on investments and foreign currency
  related transactions                                                       0         0         0         0         0         0
Total distributions                                                      (0.99)    (0.66)    (0.43)    (0.23)    (1.39)    (1.64)
NET ASSET VALUE END OF PERIOD                                           $ 7.60    $ 8.18    $ 6.52    $ 7.67    $ 6.53    $ 7.55
TOTAL RETURN (B)                                                          6.38%    38.77%   (10.05%)   21.74%     7.73%     0.15%
RATIOS/SUPPLEMENTAL DATA
RATIOS TO AVERAGE NET ASSETS:
  Total expenses                                                          1.58%     1.52%     1.65%     1.59%     1.69%     2.12%
  Total expenses, excluding indirectly paid expenses                       N/A       N/A       N/A       N/A       N/A       N/A
  Net investment income (loss)                                           (0.15%)    0.99%     1.64%     2.06%     2.14%     0.23%
PORTFOLIO TURNOVER RATE                                                     62%       86%       30%       40%       89%      104%
AVERAGE COMMISSION RATE PAID PER SHARE                                     N/A       N/A       N/A       N/A       N/A       N/A
NET ASSETS END OF PERIOD (MILLIONS)                                     $  322    $  339    $  234    $  330    $  328    $  299

(a) Calculation based on average shares outstanding.
(b) Excluding applicable sales charges.
(c) Annualized
(d) Effective September 30, 1997, the Fund changed its fiscal year end from October 31 to September 30.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997

ASSETS
 Investments, at value (identified cost,
   $682,477,124)                                $926,972,945
 Foreign currency, at value (identified cost,
   $2,304)                                             2,245
 Cash                                                 89,562
 Receivable for investments sold                   1,214,472
 Receivable for interest and dividends               581,355
 Receivable for Fund shares sold                     280,019
 Unrealized appreciation on forward foreign
   currency exchange contracts                       177,169
 Prepaid expenses                                     31,228
 Other assets                                         80,668
   Total assets                                  929,429,663
LIABILITIES
 Payable for investments purchased                 7,896,232
 Payable for Fund shares redeemed                    950,768
 Management Fee payable                              396,442
 Distribution fees payable                           103,968
 Due to affiliates                                     6,500
 Accrued expenses and other liabilities               95,020
   Total liabilities                               9,448,930
NET ASSETS                                      $919,980,733
NET ASSETS REPRESENTED BY
 Paid-in capital                                $593,828,212
 Undistributed net investment income                 985,051
 Accumulated net realized gains on investment
   and foreign currency related transactions      80,495,985
 Net unrealized appreciation on investments
   and foreign currency related transactions     244,671,485
   Total net assets                             $919,980,733
NET ASSET VALUE PER SHARE OF BENEFICIAL
 INTEREST OUTSTANDING
 Net assets of $919,980,733 (divided by)
   86,746,662 shares outstanding                $      10.61

STATEMENTS OF OPERATIONS

                              ELEVEN-MONTH         YEAR ENDED
                              PERIOD ENDED         OCTOBER 31,
                           SEPTEMBER 30, 1997*        1996
INVESTMENT INCOME
 Dividends (Net of
   foreign withholding
   taxes of $143,306
   and $103,251,
   respectively)              $   6,158,849        $5,944,232
 Interest                         1,123,008         1,151,763
   Total income                   7,281,857         7,095,995
EXPENSES
 Management fee               $   3,205,753        $2,994,500
 Distribution Plan
   expenses                       1,790,675         4,845,352
 Transfer agent fees              1,121,945         1,227,881
 Administration
   expenses                          87,178            24,446
 Custodian fees                     219,438           270,162
 Registration fees                   61,065            57,858
 Trustees' fees and
   expenses                          57,314            31,034
 Professional fees                   33,206            45,598
 Miscellaneous expenses              79,261            56,074
   Total expenses                 6,655,835         9,552,905
   Less: Expenses paid
     indirectly                     (29,084)          (44,293 )
 Net expenses                     6,626,751         9,508,612
 Net investment income
   (loss)                           655,106        (2,412,617 )
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net realized gain on
   investments and
   foreign currency
   related transactions          80,803,578        70,337,618
 Net change in
   unrealized
   appreciation on
   investments and
   foreign currency
   related transactions         105,055,036        (7,283,970 )
 Net realized and
   unrealized gain on
   investments and
   foreign currency
   related transactions         185,858,614        63,053,648
 Net increase in net
   assets resulting
   from operations            $ 186,513,720        $60,641,031

* EFFECTIVE SEPTEMBER 30, 1997, THE FUND CHANGED ITS FISCAL YEAR END FROM OCTOBER 31 TO SEPTEMBER 30.

SEE NOTES TO FINANCIAL STATEMENTS.

PAGE 12
KEYSTONE STRATEGIC GROWTH FUND (K-2)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        ELEVEN-MONTH
                                                                        PERIOD ENDED           YEAR ENDED OCTOBER 31,
                                                                     SEPTEMBER 30, 1997*        1996            1995
OPERATIONS
  Net investment income (loss)                                          $     655,106       $ (2,412,617)   $ (1,153,028)
  Net realized gain on investments and foreign currency related
     transactions                                                          80,803,578         70,337,618      60,454,842
  Net change in unrealized appreciation on investments and foreign
     currency related transactions                                        105,055,036         (7,283,970)      8,987,189
     Net increase in net assets resulting from operations                 186,513,720         60,641,031      68,289,003
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                             0           (478,981)              0
  Net realized gains on investments and foreign currency related
     transactions                                                         (59,854,176)       (22,079,862)    (34,582,438)
     Total distributions to shareholders                                  (59,854,176)       (22,558,843)    (34,582,438)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                               120,935,075         65,085,209     101,411,115
  Payments for shares redeemed                                           (165,997,292)      (118,085,204)    (91,086,308)
  Net asset value of shares issued in reinvestment of
     distributions                                                         53,539,767         20,184,450      30,894,379
  Shares issued in acquisition of Keystone Mid-Cap Growth Fund
     (S-3)                                                                287,967,178                  0               0
     Net increase (decrease) in net assets resulting from capital
       share transactions                                                 296,444,728        (32,815,545)     41,219,186
     Total increase in net assets                                         423,104,272          5,266,643      74,925,751
NET ASSETS:
  Beginning of period                                                     496,876,461        491,609,818     416,684,067
  End of period, including undistributed net investment
     income of $985,051, $85,978 and $478,981, respectively             $ 919,980,733       $496,876,461    $491,609,818

* EFFECTIVE SEPTEMBER 30, 1997, THE FUND CHANGED ITS FISCAL YEAR END FROM OCTOBER 31 TO SEPTEMBER 30.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Keystone Strategic Growth Fund (K-2), (the "Fund") is a Pennsylvania trust for which Keystone Investment Management Company ("Keystone") is the investment adviser and manager. Keystone was formerly a wholly owned subsidiary of Keystone Investments, Inc ("KII") and is currently a subsidiary of First Union Corporation ("First Union").
  The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital.

2. ACQUISITION INFORMATION

Effective on the close of business on July 17, 1997, the Fund acquired the net assets of Keystone Mid-Cap Growth Fund (S-3), an open-end management investment company registered under the 1940 Act in exchange of shares of the Fund. The acquisition was accomplished through a non-taxable exchange of 28,278,170 shares of the Fund for the net assets of Keystone Mid-Cap Growth Fund (S-3). The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $63,919,167. The aggregate net assets of the Fund and Keystone Mid-Cap Growth Fund (S-3) immediately prior to the acquisition were $592,882,806 and $287,967,178, respectively. The aggregate net assets of the Fund immediately after the acquisition were $880,849,984.

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. VALUATION OF SECURITIES

The Fund values securities traded on an established securities exchange or included on the NASDAQ National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. The Fund values securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price. Securities for which valuations are not available from an independent pricing service, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.
  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. REPURCHASE AGREEMENTS

Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest.
  Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other funds managed by Keystone, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations. The Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. FOREIGN CURRENCY

The books and records of the Fund are maintained in United States ("U.S.") dollars. Foreign currency amounts

PAGE 14
KEYSTONE STRATEGIC GROWTH FUND (K-2)

are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain
(loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions and gains and losses resulting from the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on investments and foreign currency related transactions.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and are marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on investments and foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. SECURITY TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

F. FEDERAL TAXES

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund will not incur any federal income tax liability since it is expected to distribute all of its net investment company taxable income and net capital gains, if any, to its shareholders. The Fund also intends to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required.

G. DISTRIBUTIONS

The Fund distributes net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.
  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily due to differing treatment for net realized gains from foreign currency related transactions.

4. CAPITAL SHARE TRANSACTIONS

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:

                     ELEVEN-MONTH
                     PERIOD ENDED
                      SEPTEMBER       YEAR ENDED OCTOBER 31
                      30, 1997*        1996          1995
Shares sold           13,375,436      8,012,349    13,738,533
Shares redeemed      (18,734,530 )  (14,456,998)  (11,918,556)
Shares issued in
  reinvestment of
  distributions        6,585,457      2,591,072     3,996,685
Shares issued in
  aquisition of
  Keystone Mid-Cap
  Growth Fund (S-3)   28,278,170              0             0
Net increase
  (decrease)          29,504,533     (3,853,577)    5,816,662

* EFFECTIVE SEPTEMBER 30, 1997, THE FUND CHANGED ITS FISCAL YEAR END FROM OCTOBER 31 TO SEPTEMBER 30.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the eleven-month period ended September 30, 1997 and the year ended October 31, 1997 were as follows:

                      ELEVEN-MONTH
                      PERIOD ENDED            YEAR ENDED
                   SEPTEMBER 30, 1997*     OCTOBER 31, 1997
Purchases             $ 468,845,267          $744,597,577
Sales                   500,846,980           824,803,255

* EFFECTIVE SEPTEMBER 30, 1997, THE FUND CHANGED ITS FISCAL YEAR END FROM OCTOBER 31 TO SEPTEMBER 30.

  On September 30, 1997, the cost of investments for federal income tax purposes was $682,559,168, gross unrealized appreciation of investments was $246,289,158 and gross unrealized depreciation of investments was $1,875,381 resulting in net unrealized appreciation of $244,413,777 for federal income tax purposes.

6. DISTRIBUTION PLAN

Since December 11, 1996, Evergreen Keystone Distributor, Inc. ("EKD"), a wholly-owned subsidiary of The BISYS Group Inc. has served as principal underwriter to the Fund. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter.
  The Fund has adopted a Distribution Plan (the "Plan") as allowed by Rule 12b-1 of the 1940 Act. The Plan permits the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and services fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called "Distribution Plan expenses". The Fund pays a service fee equal to 0.25% of its average daily net assets and a distribution fee equal to 0.75% of its average daily net assets. Distribution Plan expenses are calculated daily and paid monthly.
  With respect to the Fund's shares, the principal underwriter may incur distribution costs greater than the allowable annual amounts the Fund is permitted to pay. The Fund may reimburse the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%.
  The Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the Fund. However, after the termination of the Plan, and subject to the discretion of the Independent Trustees, payments to EKD and/or EKIS may continue as compensation for services which had been provided while the Plan was in effect.
  EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.

PAGE 16
KEYSTONE STRATEGIC GROWTH FUND (K-2)

  Contingent deferred sales charges paid by redeeming shareholders may be paid to EKD or its predecessor.

7. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Under the terms of the investment advisory agreement dated December 11, 1996, Keystone serves as the investment adviser and manager to the Fund. In return for providing investment advisory and management services to the Fund Keystone is paid a management fee, computed daily and paid monthly, which is determined by applying percentage rates starting at 0.70% and declining as net assets increase to 0.35% per annum, to the average daily net asset value of the Fund.
  During the eleven-month period ended September 30, 1997 and year ended October 31, 1996, the Fund paid or accrued $87,178 and $24,446, respectively, to Keystone for certain administrative services. Evergreen Keystone Service Company ("EKSC") , a wholly-owned subsidiary of Keystone, serves as the Fund's transfer and dividend disbursing agent.
  BISYS Fund Services, Inc. ("BISYS"), an affiliate of EKD, serves as the Fund's sub-administrator. As sub-administrator, BISYS provides the officers of the Fund. For this service, BISYS is paid a fee by Keystone, which is not a Fund expense.
  Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

8. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an expense offset arrangement with its custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

9. YEAR-END CHANGE

The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1997.

INDEPENDENT AUDITORS' REPORT

THE TRUSTEES AND SHAREHOLDERS
KEYSTONE STRATEGIC GROWTH FUND (K-2)

We have audited the accompanying statement of assets and liabilities of Keystone Strategic Growth Fund (K-2), including the schedule of investments, as of September 30, 1997, and the related statements of operations for the eleven-month period then ended and the year ended October 31, 1996, the statements of changes in net assets for the eleven-month period ended September 30, 1997 and for each of the years in the two-year period ended October 31, 1996 and the financial highlights for the eleven-month period ended September 30, 1997 and for each of the years in the ten-year period ended October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Strategic Growth Fund (K-2) as of September 30, 1997, the results of its operations for the eleven-month period then ended and the year ended October 31, 1996, the changes in net assets for the eleven-month period ended September 30, 1997 and for each of the years in the two-year period ended October 31, 1996 and the financial highlights for the eleven-month period ended September 30, 1997 and for each of the years in the ten-year period ended October 31, 1996 in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Boston, Massachusetts
October 31, 1997

PAGE 18
KEYSTONE STRATEGIC GROWTH FUND (K-2)

                    FEDERAL INCOME TAX STATUS OF DISTRIBUTIONS
                                  (UNAUDITED)
During the eleven-month period ended September 30, 1997, the Fund paid distributions of $59,854,176. Included in these distributions were, $54,098,643 of long-term capital gain distributions. The remaining $5,755,533 is taxable to shareholders as ordinary income in the year in which received by them or credited to their accounts. None of the ordinary income distributions are eligible for the corporate dividends received deduction. The above figures may differ from those previously reported and those cited elsewhere in this report due to differences in the calculation of income and capital gains for accounting
(book) purposes and internal revenue service (tax) purposes.
In January 1998, we will send you complete information on the distributions paid during calendar year 1997 to help you in completing your federal tax return.

                             (blank intentionally)

                                     KEYSTONE
                                FAMILY OF FUNDS
                             (Diamond appears here)
                              Balanced Fund (K-1)
                          Diversified Bond Fund (B-2)
                          Growth and Income Fund (S-1)
                          High Income Bond Fund (B-4)
                            International Fund Inc.
                         Precious Metals Holdings, Inc.
                            Quality Bond Fund (B-1)
                        Small Company Growth Fund (S-4)
                          Strategic Growth Fund (K-2)
                                 Tax Free Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone funds, contact your financial adviser or call Evergreen Keystone.

----------------------------------------
      NOT
      FDIC         MAY LOSE VALUE
     INSURED       NO BANK GUARANTEE
----------------------------------------

EVERGREEN KEYSTONE DISTRIBUTOR, INC.

Evergreen Keystone(SM) is a Service Mark of Evergreen
Keystone Investment Services, Inc. Copyright 1997.

                                                   (Recycle logo appears here)

K2-R 542100 REV02 11/97

                                    KEYSTONE
                          (Photo Exists in Film ONLY.
                               Will See on Dylux)
                                   STRATEGIC
                                GROWTH FUND (K-2)


                           (Evergreen tree appears here)
                                Evergreen Funds(SM)
                                   SINCE 1932

                                 ANNUAL REPORT
                               SEPTEMBER 30, 1997